LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we,
CHARLES SCHWAB & CO., INC.
the undersigned holder of **18645** securities of
ARCIMOTO, INC.
do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

GARY VERNON ANDERSON
CHARLES SCHWAB & CO INC CUST
ROTH CONTRIBUTORY IRA
11890 SW HORIZON BLVD
BEAVERTON OR 97007

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the **ANNUAL** meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.

CUSIP: **039587100**
MEETING DATE: **06/17/22**
RECORD DATE: **04/20/22**
CONTROL NUMBER: **1120139764222154**

DATED: 05/24/22

SIGNED: [signature]
Tim Gokey
Attorney-in-fact

This legal proxy gives you the authority to vote your shares at the meeting but does not guarantee admittance to the meeting. Please check the meeting materials to determine if an admittance ticket or other documentation is required, and follow the instructions to obtain such documentation.

LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we,
CHARLES SCHWAB & CO., INC.
the undersigned holder of **7263** securities of
ARCIMOTO, INC.
do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

LANG ANDERSON INVESTMENTS LLC
11890 SW HORIZON BLVD
BEAVERTON OR 97007

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the **ANNUAL** meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.

CUSIP: **039587100**
MEETING DATE: **06/17/22**
RECORD DATE: **04/20/22**
CONTROL NUMBER: **5998713352201427**

DATED: 05/26/22 **SIGNED:**

Tim Gokey
Attorney-in-fact

This legal proxy gives you the authority to vote your shares at the meeting but does not guarantee admittance to the meeting. Please check the meeting materials to determine if an admittance ticket or other documentation is required, and follow the instructions to obtain such documentation.